Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Cash and Cash Equivalents
Cash and Cash Equivalents

(15)   Cash and Cash Equivalents

Details of this caption of the consolidated balance sheet at 31 December 2022 and 2021 are as follows:

	Thousands of Euros
	31/12/2022	31/12/2021
Current deposits	5	—
Cash in hand and at banks	547,974	655,493
Total cash and cash equivalents recognized in the balance sheet	547,979	655,493
Restricted cash	—	2,020,118
Total cash and cash equivalents recognized in the statement of cash flows	547,979	2,675,611

As mentioned in note 20, during 2021 the Group issued a bond in two tranches for amounts of Euros 1,400 million and US Dollars 705 million. These funds were held in an escrow account and were released once the transaction with Tiancheng (Germany) Pharmaceutical Holdings AG, whose current corporate name is Grifols Biotest Holdings GmbH, became effective.